American Realty Capital Properties, Inc.

American Realty Capital Properties

Quarterly Supplemental Information

Third Quarter 2012

American Realty Capital Properties, Inc.

Quarterly Supplemental Information

Third Quarter 2012

Table of Contents

Introductory Notes	3

Company Information	4

Summary of Financial Highlights	6

Selected Financial Information	7

Consolidated Balance Sheets	8

Consolidated Statements of Operations	9

Funds from Operations and Adjusted Funds from Operations	10

2012 and 2013 Earnings Guidance Summary	11

Dividend Summary	12

Portfolio Profile	13

Lease Expirations	14

Tenant Diversification	15

Tenant Industry Diversification	16

Property Geographic Diversification	17

Property Age	18

Definitions	19

American Realty Capital Properties, Inc.

Introductory Notes

The quarterly data and other information described in this Quarterly Supplement are as of the date this Supplement was filed or an earlier date where indicated. Future performance may not be consistent with past performance, and is subject to change with inherent risks and uncertainties.

This Quarterly Supplement contains certain statements that are the Company’s and Management’s hopes, intentions, beliefs, expectations, or projections of the future and might be considered to be forward-looking statements under Federal Securities laws. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, and involve inherent risks and uncertainties. The Company’s actual future results may differ significantly from the matters discussed in these forward-looking statements, and we may not release revisions to these forward-looking statements to reflect changes after we have made the statements. Factors and risks that could cause actual results to differ materially from expectations are disclosed from time to time in greater detail in the Company’s filings with the Securities and Exchange Commission (“SEC”), including, but not limited to, the Company’s Annual Report on Form 10-K filed with the SEC, the Company’s quarterly reports on Form 10-Q filed with the SEC, as well as Company press releases filed with the SEC.

Definitions of specialized terms can be found at the end of this presentation on page 19.

3

American Realty Capital Properties, Inc.

Company Information

Company Profile

American Realty Capital Properties, Inc. ("ARCP" or the "Company") is a publicly traded real estate investment trust ("REIT") that acquires, owns and operates single tenant freestanding commercial properties. We are a net-leased REIT that focuses exclusively on corporate, and principally investment grade, tenants. Our diversified real estate portfolio is comprised of mostly recently constructed, modern facilities, net-leased medium-term, with primarily investment grade rated tenants. ARCP's primary goal is to provide durable, reliable income for our shareholders through the delivery of dependable monthly dividends.

We listed our common stock on The NASDAQ Capital Market under the ticker symbol “ARCP” on September 6, 2011.

Company Mission

Our mission is to preserve and protect investors' capital while providing dependable, monthly income through a professionally managed investment strategy. Our management team adheres to a strict code of industry best practices designed to align the interests of management with those of the shareholders in pursuit of several investment objectives. These objectives include:

•	Generate predictable, durable income

•	Preserve capital

•	Create capital appreciation potential

•	Provide inflation protection

Investment Strategy

We place a premium on stability of cash flow for shareholders, and accordingly focus on medium term net leases with corporate, and principally investment grade, tenants.  Currently, we have less than 1% of lease expirations in our properties through 2014.  We currently plan that our focus will be on expanding our portfolio of high-quality, well located net leased properties diversified by tenant, industry and geography. We also plan to continue to focus on medium term leases, acquiring properties with lease durations of 3 to 8 years, on average. We intend to pursue an investment strategy that maximizes cash flow and achieves sustainable long-term growth, in an effort to enhance total return for our shareholders.

•	Acquire single tenant, freestanding properties in strategic locations leased medium term to high quality tenants

•	Manage the operating portfolio, including extending leases with existing tenants and re-leasing properties where a tenant may vacate

•	Lease any potentially vacant properties to industry-leading investment grade and other creditworthy tenants (currently the portfolio is 100% occupied, excluding one property designated as held for sale as of September 30, 2012)

•	Maximize cash flow through contractual rental growth and value-add expansion and repositioning of properties

•	Sell properties on a selective, profitable basis, thereby mitigating exposure to certain tenants and markets

4

American Realty Capital Properties, Inc.

Company Information

(Continued)

Senior Management	Board of Directors
Peter M. Budko, Executive Vice President and Chief Investment Officer	Nicholas S. Schorsch, Chairman and Chief Executive Officer

Brian S. Block, Executive Vice President and Chief Financial Officer	Edward M. Weil, Jr., President, Chief Operating Officer, Secretary, Treasurer and Director

Walter P. Lomax, Jr., M.D., Independent Director

Robin A. Ferracone, Independent Director

Leslie D. Michelson, Independent Director

Corporate Offices and Contact Information
405 Park Avenue, 12th Floor
New York, NY 10022
212-415-6500
www.americanrealtycapitalproperties.com

Trading Symbol

ARCP

Stock Exchange Listing

NASDAQ Capital Market

Transfer Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, MA 02021

800-736-3001

5

American Realty Capital Properties, Inc.

Summary of Financial Highlights

Third Quarter 2012

Third Quarter 2012 Operating Highlights (three months ended September 30, 2012)

The Company commenced operations in September 2011 in conjunction with the closing of its IPO. Prior to that date, ARCP did not hold any real estate properties or have any sources of income or any expenses; the only activity of the Company was limited to organizational activities.

•	Revenues: $4.9 million, representing an increase of $1.5 million, or 46%, compared to the prior quarter.
•	Funds from operations: $1.9 million, which includes one-time net acquisition and transaction related expenses of $0.7 million. Core funds from operations (excluding the impact of acquisition and transaction related expenses) of $2.6 million, or $0.24 per share computed using weighted average basic shares outstanding (“basic”) and $0.20 per share computed using weighted average fully diluted shares outstanding (“fully diluted”).
•	Adjusted funds from operations: $3.1 million or $0.28 per share basic and $0.24 per share fully diluted.
•	Total dividends paid to stockholders: $2.6 million, or $0.89 per share on an annualized basis.

The third quarter results for FFO and AFFO are in line with our expectations and previously issued guidance for the full year ending December 31, 2012. The Company also reaffirms its previously issued 2013 guidance.

Year-to-Date 2012 Operating Highlights (nine months ended September 30, 2012)

•	Revenues: $11.2 million.
•	Funds from operations: $2.7 million, which includes one-time net acquisition and transaction related expenses of $3.0 million. Core funds from operations (excluding the impact of acquisition and transaction related expenses) of $5.7 million, or $0.67 per share basic and $0.60 per share fully diluted.
•	Adjusted funds from operations: $6.5 million, or $0.76 per share basic and $0.69 per share fully diluted.
•	Total dividends paid to stockholders: $5.7 million, or $0.89 per share on an annualized basis.

Property Portfolio Highlights as of September 30, 2012

•	Operating portfolio occupancy: 100%.
•	Investment grade tenancy: 99% based on average rental income (includes properties leased to Home Depot USA, Inc., Bimbo Bakeries USA, Inc. and Iron Mountain Information Management, Inc., which are, respectively, unrated wholly owned subsidiaries of The Home Depot, Inc., Grupo Bimbo SAB de CV, and Iron Mountain Incorporated. The Company has attributed the rating of each parent company to its wholly owned subsidiary for purposes of this discussion.)
•	Acquisitions: Completed 36 property acquisitions for a base purchase price of $98.9 million, comprised of over 1.2 million square feet, at an average capitalization rate (annualized rental income on a straight-line basis, or annualized net operating income, divided by base purchase price) of 9.5%. Increased credit diversification by adding 8 new tenants.

Capital Markets Activities

•	Filed a Shelf Registration: On August 1, 2012, the Company filed a $500 million universal shelf registration statement and a resale registration statement with the SEC. This $500 million universal shelf registration will enable ARCP to grow its capital base over time while providing it flexibility to issue common stock, preferred stock or equity-linked securities. The shelf was sized to reflect our current expectation of growth over the next three years.
•	Senior secured revolving credit facility: In September 2012, ARCP exercised the credit facility’s accordion feature, increasing availability under the revolver from $75 million to $110 million. The Company anticipates increasing the credit facility to the maximum commitment of $150 million by the first quarter of 2013.
•	Issued additional common stock: Following a follow-on offering in which $30.3 million was raised in connection with the issuance of 3.25 million shares of common stock on June 18, 2012, an additional 487,500 shares of common stock were issued on July 9, 2012, pursuant to the underwriters’ exercise of the over-allotment option, resulting in additional net proceeds of approximately $4.6 million.
•	Issued shares of preferred convertible stock: In July 2012, the Company issued approximately 0.3 million shares of Series B convertible preferred stock to an unaffiliated third-party investor for net proceeds of approximately $3.0 million. This followed an initial issuance in May 2012 of approximately 0.5 million shares of Series A convertible preferred stock to an unaffiliated third-party investor resulting in net proceeds of approximately $6.0 million. With generally comparable terms, the Series A and Series B shares of preferred stock have liquidation preferences of $10.60 and $11.00, respectively, per share and a dividend yield of 7.0%.
•	Filed an “At The Market” offering: In October 2012, the Company launched an “At The Market” (“ATM”) offering pursuant to which it would be able to issue up to $60 million of its common stock on a commercially reasonable basis from time to time through a syndicate of agents comprised of Deutsche Bank Securities Inc., JMP Securities LLC, Ladenburg Thalmann & Co. Inc., RBS Securities Inc. and Robert W. Baird & Co.

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American Realty Capital Properties, Inc.

Selected Financial Information

(in 000’s except share and per share data)

	Nine Months	Quarter Ended			Quarter Ended
	Ended				December 31,
	September 30, 2012	September 30, 2012	June 30, 2012	March 31, 2012	2011

Total revenues	$11,172	$4,880	$3,348	$2,944	$2,599
Net loss attributable to stockholders	(3,474)	(804)	(2,040)	(630)	(1,925)
Net loss from continuing operations attributable to common stockholders per share, basic and diluted	(0.38)	(0.08)	(0.27)	(0.04)	(0.17)
Net loss per share attributable to common stockholders, basic and diluted	(0.43)	(0.09)	(0.28)	(0.09)	(0.29)

Funds from operations (FFO)	2,671	1,851	(314)	1,134	78
FFO per weighted average share, basic	0.31	0.17	(0.04)	0.16	0.01
FFO per weighted average share, fully diluted (1)	0.28	0.15	(0.04)	0.15	0.01
Adjusted funds from operations (AFFO)	6,515	3,066	1,881	1,568	1,491
AFFO per weighted average share, basic	0.76	0.28	0.25	0.22	0.23
AFFO per weighted average share, fully diluted (1)	0.69	0.24	0.22	0.21	0.22

General and administrative expenses	1,530	617	495	418	340
Interest expense	(2,873)	(1,136)	(883)	(854)	(739)
Straight-line revenue adjustment	(555)	(218)	(166)	(171)	-

Dividends paid	5,554	2,413	1,575	1,566	1,450
Weighted average shares, basic	8,543,365	10,846,432	7,653,170	7,174,934	6,596,908
Weighted average shares, diluted	9,486,273	12,618,798	8,367,463	7,493,934	6,915,908

		September 30,			December 31,
		2012	June 30, 2012	March 31, 2012	2011

Total real estate investments, at cost		$235,723	$210,023	$145,501	$136,873
Total assets		226,579	201,166	136,392	131,581
Total debt, excluding premiums and discounts		126,850	105,153	79,859	72,667
Total equity		97,650	93,662	55,189	57,332
Common shares outstanding		11,163,617	10,676,117	7,323,434	7,323,434

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American Realty Capital Properties, Inc.

Consolidated Balance Sheets

(in 000’s)

				December 31,
	September 30, 2012	June 30, 2012	March 31, 2012	2011
ASSETS
Real estate investments, at cost:
Land	$28,717	$25,831	$20,000	$18,489
Buildings, fixtures and improvements	182,700	163,897	113,383	107,340
Acquired intangible lease assets	24,306	20,295	12,118	11,044
Total real estate investments, at cost	235,723	210,023	145,501	136,873
Less: accumulated depreciation and amortization	(20,954)	(18,092)	(16,348)	(14,841)
Total real estate investments, net	214,769	191,931	129,153	122,032
Cash and cash equivalents	3,779	2,107	768	3,148
Prepaid expenses and other assets	3,015	2,501	2,196	1,798
Deferred costs, net	4,204	3,215	2,780	2,785
Assets held for sale	812	1,412	1,495	1,818
Total assets	$226,579	$201,166	$136,392	$131,581
LIABILITIES AND EQUITY
Mortgage notes payable	$35,760	$30,260	$30,260	$30,260
Senior secured revolving credit facility	91,090	74,893	49,599	42,407
Accounts payable and accrued expenses	1,276	1,656	741	858
Deferred rent and other liabilities	803	695	603	724
Total liabilities	128,929	107,504	81,203	74,249

Preferred stock	8	5	-	-
Common stock	112	107	73	73
Additional paid-in capital	101,325	93,703	57,719	57,582
Accumulated other comprehensive income (loss)	(13)	(13)	-	-
Accumulated deficit	(13,295)	(9,915)	(6,223)	(4,025)
Total stockholders’ equity	88,137	83,887	51,569	53,630
Non-controlling interests	9,513	9,775	3,620	3,702
Total equity	97,650	93,662	55,189	57,332
Total liabilities and equity	$226,579	$201,166	$136,392	$131,581

8

American Realty Capital Properties, Inc.

Consolidated Statements of Operations

(in 000’s except per share data)

	Nine Months	Quarter Ended			Quarter Ended
	Ended				December 31,
	September 30, 2012	September 30, 2012	June 30, 2012	March 31, 2012	2011

Revenues:
Rental income	$10,997	$4,791	$3,304	$2,902	$2,446
Operating expense reimbursements	175	89	44	42	153
Total revenues	11,172	4,880	3,348	2,944	2,599

Operating expenses:
Acquisition and transaction related	3,297	819	2,136	342	1,271
Property operating	555	315	121	119	153
General and administrative	1,530	617	495	418	340
Depreciation and amortization	6,092	2,818	1,755	1,519	1,249
Total operating expenses	11,474	4,569	4,507	2,398	3,013
Operating income	(302)	311	(1,159)	546	(414)

Other expenses:
Interest expense	(2,873)	(1,136)	(883)	(854)	(739)
Loss from continuing operations	(3,175)	(825)	(2,042)	(308)	(1,153)
Net income from continuing operations attributable to non-controlling interests	141	62	79	-	-
Net loss from continuing operations attributable to stockholders	(3,034)	(763)	(1,963)	(308)	(1,153)

Discontinued operations:
Loss from operations of held for sale properties	(12)	3	(2)	(13)	(29)
Loss on held for sale properties	(452)	(47)	(82)	(323)	(815)
Loss from discontinued operations	(464)	(44)	(84)	(336)	(844)
Income from discontinued operations attributable to non-controlling interests	24	3	7	14	70
Loss from discontinued operations attributable to stockholders	(440)	(41)	(77)	(322)	(774)

Other income (expenses):
Other income (loss), net	-	-	-	-	1
Total other expenses, net	-	-	-	-	1
Net loss	(3,639)	(869)	(2,126)	(644)	(1,996)
Net income attributable to non-controlling interests	165	65	86	14	71
Net loss attributable to stockholders	$(3,474)	$(804)	$(2,040)	$(630)	$(1,925)
Net loss from continuing operations attributable to common stockholders per share, basic and diluted	$(0.38)	$(0.08)	$(0.27)	$(0.04)	$(0.17)
Net loss per share to common stockholders, basic and diluted	$(0.43)	$(0.09)	$(0.28)	$(0.09)	$(0.29)

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American Realty Capital Properties, Inc.

Funds From Operations and Adjusted Funds From Operations

(in 000’s except share and per share data)

	Nine Months	Quarter Ended			Quarter Ended
	Ended				December 31,
	September 30, 2012	September 30, 2012	June 30, 2012	March 31, 2012	2011

Funds from operations (1):
Net loss attributable to stockholders	$(3,474)	$(804)	$(2,040)	$(630)	$(1,925)
Loss on held for sale properties	428	44	75	309	808
Depreciation and amortization	5,717	2,611	1,651	1,455	1,195
Funds from operations	2,671	1,851	(314)	1,134	78

Adjusted funds from operations(1):
Acquisition and transaction related	3,060	707	2,025	328	1,231
Amortization of above-market lease asset	52	52	-	-	-
Amortization of deferred financing costs	495	202	153	140	-
Straight-line rent	(555)	(218)	(166)	(171)	-
Non-cash equity compensation expense	792	472	183	137	182
Adjusted funds from operations	$6,515	$3,066	$1,881	$1,568	$1,491

Weighted average shares, basic	8,543,365	10,846,432	7,653,170	7,174,934	6,596,908
Weighted average shares, fully diluted	9,486,273	12,618,798	8,367,463	7,493,934	6,915,908

Distribution coverage from AFFO	117.3%	127.1%	119.4%	100.1%	102.8%
Distributions paid	$5,554	$2,413	$1,575	$1,566	$1,450

Per share data:
Funds from operations, basic	$0.313	$0.171	$(0.041)	$0.158	$0.012
Funds from operations, fully diluted	$0.282	$0.147	$(0.038)	$0.151	$0.011
Adjusted funds from operations, basic	$0.763	$0.283	$0.246	$0.219	$0.226
Adjusted funds from operations, fully diluted	$0.687	$0.243	$0.225	$0.209	$0.216

(1)	Adjustments are shown net of non-controlling interests where applicable.

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American Realty Capital Properties, Inc.

2012 and 2013 Earnings Guidance Summary

	Guidance (using basic
	shares oustanding)
	12 Months Ending		12 Months Ending
	December 31, 2012		December 31, 2013
	Low	High	Low	High

Net income (loss) attributable to ARCP	$(0.308)	$(0.278)	$(0.256)	$(0.225)

Funds from operations
Add: Loss on held for sale properties	0.044	0.044	-	-
Add: Depreciation and amortization	0.965	0.965	1.090	1.089
Funds from operations	0.701	0.731	0.834	0.864

Core funds from operations
Add: Acquisition expenses	0.305	0.305	0.290	0.290
Core funds from operations	1.006	1.036	1.124	1.154

Adjusted funds from operations
Less: Amortization of below-market leases	-	-	-	-
Add: Amortization of deferred financing costs	0.081	0.081	0.078	0.078
Less: Straight-line rent	(0.046)	(0.046)	(0.014)	(0.014)
Add: Non-cash compensation	0.093	0.093	0.062	0.062
Adjusted funds from operations	$1.134	$1.164	$1.250	$1.280

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American Realty Capital Properties, Inc.

Dividend Summary

(in 000’s except per share data)

	Total Common Share	Dividends per share
Month	Dividends (1)	(annualized) (2)

Sep-12	$807,584	0.890
Aug-12	803,011	0.885
Jul-12	802,734	0.885
Jun-12	527,094	0.885
May-12	523,878	0.880
Apr-12	523,878	0.880
Mar-12	523,878	0.880
Feb-12	521,019	0.875
Jan-12	521,019	0.875
2012 to date	5,554,095

Dec-11	521,019	0.875
Nov-11	521,019	0.875
Oct-11	406,354	0.875
Sep-11	-
Total 2011	1,448,392

(1) Excludes dividends paid on unvested restricted shares, dividends paid on OP Units to limited partners and dividends paid on Series A and Series B Preferred Stock.

(2) Paid monthly.

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American Realty Capital Properties, Inc.

Portfolio Profile (1)

September 30, 2012

Base purchase price of properties acquired	$235,723
Number of properties	124
Square footage	2,198,877
Number of states	24
Number of tenants	14
Number of tenant industries	10
Average remaining lease term (in years)	6.8
Occupancy	100.0%
Investment grade tenants (based on annualized rental income) (2)	99.1%
Average capitalization rate (annualized rental income/purchase price)	8.5%
Top three tenants percentage of total annualized rent	56.5%

Acquisitions YTD September 30, 2012:
Number of properties	36
Square footage of acquisitons	1,202,865
Cost of acquisitions (000's) (3)	$98,850
Average capitalization rate of acquisitions	9.5%

Acquisitions QTD September 30, 2012:
Number of properties	6
Square footage of acquisitons	265,334
Cost of acquisitions (000's) (3)	$25,700
Average capitalization rate of acquisitions	9.8%

(1) Excludes one vacant propery classified as held for sale.

(2) Includes a property leased to Home Depot USA, Inc., Bimbo Bakeries USA, Inc. and Iron Mountain Information Management, Inc., which are unrated wholly owned subsidiaries of the Home Depot, Inc., Grupo Bimbo SAB de CV and Iron Mountain Incorporated, respectively. For purposes of this presentation, we have attributed the rating of the parent company to its wholly owned subsidiary.

(3) Excludes acquisition and transaction related costs.

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American Realty Capital Properties, Inc.

Lease Expirations

			% of Portfolio		% of Portfolio
	Number of Leases	Average Annual	Average Annual	Leased Rentable	Rentable Square
Year of Expiration	Expiring	Rent (in 000's)	Rent Expiring	Square Feet	Feet Expiring

2012	-	$-	0.0%	-	0.0%

2013	-	-	0.0%	-	0.0%

2014	3	91	0.5%	23,778	1.1%

2015	14	823	4.1%	130,726	5.9%

2016	8	680	3.4%	74,926	3.4%

2017	38	4,873	24.2%	470,392	21.4%

2018	28	6,789	33.7%	794,531	36.1%

2019	20	3,432	17.1%	132,129	6.0%

2020	2	248	1.2%	19,139	0.9%

2021	5	566	2.8%	42,414	1.9%

Total	118	$17,502	87.0%	1,688,035	76.7%

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American Realty Capital Properties, Inc.

Tenant Diversification (1)

							Average
			Square Feet	Average		Average	Annual Rent
	Number of		as a % of Total	Remaining		Annual Rent	as a % of Total
Tenant	Properties	Square Feet	Portfolio	Lease Term (2)	Industry	(in 000's)	Portfolio
Citizens Bank	59	291,920	13.3%	5.4	Retail Banking	$6,726	33.4%
John Deere	1	552,960	25.1%	5.3	Specialty Retail	2,353	11.7%
GSA	5	103,907	4.7%	5.5	Government Services	2,292	11.4%
Home Depot	1	465,600	21.2%	17.2	Home Maintenance	2,258	11.2%
Dollar General	36	311,770	14.2%	6.0	Discount Retail	1,607	8.0%
FedEx	6	92,935	4.2%	4.2	Freight	1,099	5.5%
Reckitt Benckiser	1	32,000	1.5%	5.6	Consumer Goods	964	4.8%
Mrs. Bairds	1	75,050	3.4%	4.7	Consumer Goods	631	3.1%
Walgreen's	2	29,534	1.3%	7.7	Pharmacy	591	2.9%
CVS	3	31,620	1.4%	4.7	Pharmacy	481	2.4%
Advance Auto	6	42,000	1.9%	7.1	Auto Retail	457	2.3%
Iron Mountain	1	126,664	5.8%	5.3	Storage Facility	443	2.2%
Tractor Supply Co.	1	38,507	1.8%	6.1	Specialty Retail	183	0.9%
Community Bank	1	4,410	0.2%	3.8	Retail Banking	36	0.2%

Total	124	2,198,877	100.0%	6.8		$20,121	100.0%

(1) Excludes one vacant propery classified as held for sale.

(2) Remaining lease term in years as of September 30, 2012.

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American Realty Capital Properties, Inc.

Tenant Industry Diversification (1)

			Square Feet as a		Average Annual
	Number of		% of Total	Average Annual	Rent as a % of Total
Industry	Properties	Square Feet	Portfolio	Rent (in 000's)	Portfolio
Retail Banking	60	296,330	13.5%	$6,762	33.6%
Specialty Retail	2	591,467	26.9%	2,536	12.6%
Government Services	5	103,907	4.7%	2,292	11.4%
Home Maintenance	1	465,600	21.2%	2,258	11.2%
Discount Retail	36	311,770	14.2%	1,607	8.0%
Consumer Goods	2	107,050	4.9%	1,595	7.9%
Freight	6	92,935	4.2%	1,099	5.5%
Pharmacy	5	61,154	2.8%	1,072	5.3%
Auto Retail	6	42,000	1.9%	457	2.3%
Storage Facility	1	126,664	5.8%	443	2.2%

Total	124	2,198,877	100.0%	$20,121	100.0%

(1) Excludes one vacant propery classified as held for sale.

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American Realty Capital Properties, Inc.

Property Geographic Diversification (1)

			Square Feet as a		Average Annual
	Number of		% of Total	Average Annual	Rent as a % of Total
State/ Possesion	Properties	Square Feet	Portfolio	Rent (in 000's)	Portfolio
Michigan	22	125,034	5.7%	$2,847	14.1%
South Carolina	2	480,014	21.8%	2,503	12.4%
Ohio	18	220,810	10.0%	2,379	11.8%
Iowa	1	552,960	25.1%	2,353	11.7%
New York	13	87,024	4.0%	2,102	10.4%
Missouri	26	224,509	10.2%	1,215	6.0%
Illinois	10	77,895	3.5%	1,209	6.0%
Pennsylvania	5	62,552	2.8%	1,065	5.3%
New Jersey	1	32,000	1.5%	964	4.8%
Texas	2	113,557	5.2%	814	4.0%
Alabama	1	39,468	1.8%	604	3.0%
Indiana	1	20,200	0.9%	339	1.7%
Georgia	2	20,898	1.0%	331	1.6%
Vermont	3	12,492	0.6%	237	1.2%
Virginia	1	11,281	0.5%	217	1.1%
Arkansas	5	43,786	2.0%	181	0.9%
Tennessee	1	10,722	0.5%	150	0.7%
Connecticut	2	5,592	0.3%	124	0.6%
Kentucky	1	12,140	0.6%	122	0.6%
New Hampshire	2	6,872	0.3%	112	0.6%
Delaware	1	4,610	0.2%	91	0.5%
Oklahoma	2	18,044	0.8%	76	0.4%
Florida	1	8,900	0.4%	56	0.3%
Kansas	1	7,517	0.3%	30	0.1%

Total	124	2,198,877	100.0%	$20,121	100.0%

(1) Excludes one vacant propery classified as held for sale.

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American Realty Capital Properties, Inc.

Property Age (2)

Age:
0 – 5 yrs.	16
6 – 10 yrs.	28
11 – 39 yrs.	49
Historic (1)	31
124

(1)	Historic properties are properties that are 40 years or older and are comprised of certain retail bank branches where the tenant has maintained certain features of the historic nature of the building.

(2)	Excludes one vacant propery classified as held for sale.

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American Realty Capital Properties, Inc.

Definitions

Average annual rent is annualized rental income or Net Operating Income under our leases reflecting straight-line rent adjustments associated with contractual rent increases in the leases as required by GAAP, as further adjusted to reflect the effect of (i) tenant concessions and abatements such as free rent, and (ii) in respect of our modified gross leased properties, the effect of operating expense reimbursement revenue less property operating expenses.

Creditworthy tenants as determined by us based on our own assessment of the tenant’s financial condition based on our underwriting criteria.

 Funds from operations and adjusted funds from operations (FFO/AFFO) - the Company considers funds from operations, or FFO, and FFO, as adjusted to exclude acquisition-related fees and expenses, amortization of above-market lease assets and liabilities, amortization of deferred financing costs, straight-line rent, non-cash mark-to-market adjustments, amortization of restricted stock, non-cash compensation and non-recurring gains and losses, or AFFO, useful indicators of the performance of a REIT. Because FFO calculations exclude such factors as depreciation and amortization of real estate assets and gains or losses from sales of operating real estate assets (which can vary among owners of identical assets in similar conditions based on historical cost accounting and useful-life estimates), they facilitate comparisons of operating performance between periods and between other REITs in our peer group. Accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered the presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.

Additionally, the Company believes that AFFO, by excluding acquisition-related fees and expenses, amortization of above-market lease assets and liabilities, amortization of deferred financing costs, straight-line rent, non-cash mark-to-market adjustments, amortization of restricted stock, non-cash compensation and non-recurring gains and losses, provides information consistent with management's analysis of the operating performance of the properties. By providing AFFO, ARCP believes it is presenting useful information that assists investors and analysts to better assess the sustainability of our operating performance. Further, ARCP believes AFFO is useful in comparing the sustainability of our operating performance with the sustainability of the operating performance of other real estate companies, including exchange-traded and non-traded REITs.

As a result, the Company believes that the use of FFO and AFFO, together with the required GAAP presentations, provide a more complete understanding of our performance relative to our peers and a more informed and appropriate basis on which to make decisions involving operating, financing, and investing activities.

Investment grade - a determination made by major credit rating agencies.

Listing - On September 6, 2011, the Company listed its common stock on The NASDAQ Capital Market under the symbol “ARCP.”

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